UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 29, 2005

SOURCECORP, INCORPORATED

(Exact name of registrant as specified in its charter)

DELAWARE	0-27444	75-2560895
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

3232 MCKINNEY AVENUE, SUITE 1000
DALLAS, TEXAS	75204
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 740-6500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant number under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)  Effective as of July 29, 2005, W. Bryan Hill, the Vice President and Chief Accounting Officer for SOURCECORP, Incorporated (the “Company”) resigned from the Company to accept another business opportunity.  Following his resignation, Mr. Hill will provide consulting services from time to time as requested by the Company.

(d)  On August 2, 2005, the Company’s Board of Directors appointed Marc A. Weisman as a director to the Company to fill a newly created vacancy on the Board of Directors.  Mr. Weisman is a designee of Jana Partners LLC (“Jana”), which currently holds approximately 13% of the Company’s outstanding shares of common stock.  The Board of Directors has not named and does not presently expect to name Mr. Weisman to any committees of the Board.

In connection with Mr. Weisman’s appointment to the Company’s Board, the Company and Jana entered into a Confidentiality Agreement dated August 1, 2005 governing the use and disclosure of any confidential information of the Company furnished to Jana thereunder.  The term of the Confidentiality Agreement is two years.  Upon the conclusion of any discussions between the parties to the Confidentiality Agreement, or earlier, upon the Company’s request, Jana is required to return all confidential information to the Company.

There are no transactions to which the Company or any of its subsidiaries is a party and in which Mr. Weisman has a material interest subject to disclosure under SEC Regulation S-K item 404(a).

On August 3, 2005 the Company issued a press release announcing the appointment of Mr. Weisman to the Company’s Board and the execution of the Confidentiality Agreement with Jana.  A copy of the press release is attached to this Form 8-K Current Report as Exhibit 99.1, and a copy of the Confidentiality Agreement is attached to this Form 8-K Current Report as Exhibit 99.2.

The statements in this Current Report that are not historical fact are forward-looking statements that involve risks and uncertainties, which could cause actual results to differ materially from such forward-looking statements.  These forward-looking statements include, but are not limited to, any financial estimates, projections, and estimates of future contract values included in this Current Report.  The aforementioned risks and uncertainties include, without limitation, the results of the Company’s ongoing SEC investigation, the potential customer impact of the results of our investigation, the effect of our investigation and financial statement restatement on the trading price of our stock, the risks of integrating our operating companies, of the timing and magnitude of technological advances, of the occurrences of a diminution in our existing customers’ needs for our services, of a change in the amount companies outsource business processes, of the impact to margins resulting from a change in revenue mix as well as the risks detailed in SOURCECORP’s filings with the Securities and Exchange Commission, including without limitation, those detailed under the heading “Risk Factors” in the Company’s most recent annual report on Form 10-K. SOURCECORP disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(c)

Exhibit Number	Description

99.1	Press Release dated August 3, 2005

99.2	Confidentiality Agreement made as of August 1, 2005 by and between SOURCECORP, Incorporated and Jana Partners LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 3, 2005

SOURCECORP, INCORPORATED

By:	/s/ ED H. BOWMAN, JR.
Ed H. Bowman, Jr.
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated August 3, 2005

99.2	Confidentiality Agreement made as of August 1, 2005 by and between SOURCECORP, Incorporated and Jana Partners LLC